Exhibit 32.2

CERTIFICATION OF THE PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of KemPharm, Inc., (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, R. LaDuane Clifton, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 13, 2016	/s/ R. LaDuane Clifton
	Name:	R. LaDuane Clifton
	Title:	Chief Financial Officer, Secretary and Treasurer (Principal Financial Officer and Principle Accounting Officer)